Debt - Schedule Of Debt Instruments (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
Term Loan Payable	$ 24,368	$ 26,187	$ 32,958
Less: Deferred financing fees	(37)	(155)	(375)
Long-term Debt	24,331	26,032	32,583
Less: Current portion of Term Loan Payable, net	(24,331)	(26,032)	(2,425)
Term Loan, net of current portion	$ 0	$ 0	$ 30,158